AFL-CIO Housing Investment Trust
Performance Commentary
 1st Quarter 2013

Chang Suh
Senior Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
April 12, 2013

The AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), on a gross basis by 10 basis points for the first quarter of 2013.  This follows the 20th consecutive calendar year of outperformance on a gross basis in 2012, when the HIT’s gross return exceeded the benchmark by 49 basis points.  The HIT’s outperformance was due primarily to the income advantage provided by its government/agency multifamily investments, despite widening spreads to Treasuries for these investments over the quarter.  (For more details of performance, see page 3.)

Specialization in multifamily investments is the basis for the HIT’s successful performance, and investing in construction-related multifamily assets allows the HIT to generate jobs.  Since it launched its Construction Jobs Initiative in 2009 as a response to the unemployment crisis, the HIT has committed $1.35 billion of union and public employee pension capital to fund construction-related multifamily and healthcare developments.  Together with its Building America subsidiary, the HIT has financed 57 projects in 29 cities with a total development investment of $3.0 billion, generating more than 16,000 union construction jobs.  After exceeding the previous 15,000 job-creation goal, the HIT is on target to meet a new goal of 25,000 union construction jobs by the end of 2015.  The U.S. construction unemployment rate remains nearly double the overall national rate. These projects and future funding commitments will generate union construction work across the country through building or preserving affordable and workforce housing, and thereby spurring additional job creation in the communities where the projects are located.

The HIT’s strategy is built on a cycle of sustainable investment, which begins when union pension plans invest capital in the HIT. This capital allows the HIT to finance multifamily development projects through investment in government/agency multifamily construction-related securities, which provide pension plan investors with competitive returns.  The projects create good union construction jobs. As workers at the projects earn income, pension plan contributions increase. The pension plans then have more capital to invest in the HIT and the cycle continues.

First Quarter 2013 Performance

The HIT’s performance for the first quarter of 2013 was enhanced by its ongoing income advantage versus the benchmark.  The government/agency multifamily securities that are the HIT’s focus generated higher income than Treasuries while reflecting similar credit quality.  After peaking in mid-March, intermediate and longer term Treasury yields fell somewhat on concerns over the banking crisis in Cyprus and other ongoing eurozone problems.  For the quarter, 2-year Treasury yields ended flat, while 5-year, 10-year, and 30-year yields rose by 4, 9, and 15 basis points, respectively.  Riskier assets generally outperformed for the quarter due to indications of an improving domestic economy, including a rebound in single family housing; strong U.S. corporate profits; the Federal Reserve’s ongoing accommodation and asset purchases; and the lack of an immediate adverse effect from the federal spending cuts known as sequestration.  Many equity markets had a strong first quarter.  The Barclays Aggregate, in contrast, had its worst first quarter since 2006 with a return of -0.12% compared to the HIT’s gross return of -0.02% and net return of -0.13%.  The HIT’s performance resulted from higher yields and wider spreads to Treasuries for the multifamily mortgage-backed securities in its portfolio in February and March.

For the year-to-date, 1-, 3-, 5-, and 10-year periods ending March 31, the HIT outperformed the Barclays Aggregate on a gross basis by 10, 58, 25, 55, and 42 basis points, respectively.  On a net basis, the HIT outperformed the benchmark for the 1-year and 5-year periods by 15 and 9 basis points, respectively.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized.  Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus, which is available on the HIT’s website at www.aflcio-hit.com or by calling 202-331-8055.  The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Outlook for the HIT

The HIT’s superior portfolio fundamentals, which are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark, position it well as it enters the second quarter of 2013.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
March 31, 2013
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & U.S. Government/Agency	90.9%	73.2%	Effective Duration	4.50	5.01
A & Below	5.6%	22.0%	Convexity	-0.005	-0.058
Superior Yield			Similar Call Risk
Current Yield: 50 basis point advantage	3.72%	3.22%	Call Protected	74%	71%
Yield to Worst: 63 basis point advantage	2.37%	1.74%	Not Call Protected	26%	29%

The HIT’s direct sourcing of new investment opportunities has produced a pipeline of prospective transactions that should lead to additional construction-related investments in the period ahead.  Direct sourcing permits the HIT to customize investments for the portfolio.  It can also provide execution superior to secondary market purchases, enabling the HIT’s investors to earn higher returns.  The HIT’s high credit quality construction-related instruments provide additional income as construction draws are funded over time.

Ginnie Mae construction/permanent securities widened by 56 basis points during the first quarter to a spread of 134 basis points over Treasuries, and continue to provide relative value compared to both Treasuries and Ginnie Mae permanent securities, to which they convert after construction is completed. Ginnie Mae permanent securities, which widened by 31 basis points to a spread of 64 basis points, can also provide attractive yields relative to Treasuries. Fannie Mae multifamily DUS 10/9.5 securities remain attractive at a spread of 70 basis points to Treasuries.

Through its extensive relationships with developers, mortgage bankers, sponsors, housing finance agencies (HFAs), and others, the HIT identifies opportunities to invest early in the financing process and its internal expertise in trading, structuring, and negotiating terms for multifamily investments helps to maximize their value for the portfolio.  The HIT has been working with HFAs, in particular, to structure investments that meet the needs of its portfolio as well as the needs of the HFAs.  It has purchased attractive investments including those issued as general obligations of the HFA and those issued under risk-share agreements with the Federal Housing Administration.

The HIT is well-positioned to continue offering competitive returns and other benefits for Taft-Hartley and public employee pension plan investors.  The HIT provides a significant yield advantage to the benchmark; the ability to diversify from equities and other asset classes; high credit quality that protects principal; liquidity; and job creation.  With a pipeline of transactions for 2013 and 2014, and with continued strong demand for rental housing demand going forward, the HIT should have opportunities to invest in securities that offer good relative value. The HIT will continue to actively manage the portfolio with an emphasis on prudent investments that also create jobs and promote economic development.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of March 31, 2013, unless otherwise noted.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com